ADDENDUM TO
                   AMENDED AND RESTATED SPRING WATER LICENSE
                    AND SUPPLY AGREEMENT AND ACKNOWLEDGMENT

                                    PARTIES

         The parties to this Addendum are Vermont Pure Holdings, Ltd. ("Vermont Pure"), Pristine Mountain Springs, Inc. ("Pristine"), Amsource LLC ("Amsource"), Barton Lord ("Lord") and Ronald Colton ("Colton").

                                   BACKGROUND

         The parties make this agreement based upon the following facts, which the parties acknowledge to be true and correct:

1. Pristine and Amsource, LLC ("Amsource") were the original parties to an Amended and Restated Spring Water License and Supply Agreement ("Water Supply Contract") dated April 13, 1999. A short form version of the Water Supply Contract was recorded in the Town of Stockbridge Land Records at Book 59, Page 571-586.

2. Under the terms of the Water Supply Contract, Amsource's rights under the contract were assignable.

3. Amsource's rights under the Water Supply Contract included, but are not limited to, the right to purchase spring water from Pristine's spring property located in Stockbridge, Vermont, a real property license to enter the Stockbridge property to take and purchase water, and a right of first refusal to purchase and/or lease Pristine's spring property.

4. Pursuant to a collateral assignment of the Spring Water License and Supply Agreement ("Collateral Assignment") Amsource and Pristine collaterally assigned their rights under the Water Supply Contract to Marcon Capital Corporation ("Marcon").

5. Pursuant to an Assignment, dated September 30, 1999, Marcon assigned its rights under the Water Supply Contract, in addition to other rights, to Vermont Pure.

6. Pursuant to a written notice dated October 8, 1999, and recorded in the Town of Stockbridge Land Records, Vermont Pure assumed all of Amsource's rights under the Water Supply Contract From October 8th forward. These included, but were not limited to, the right to purchase water from the Pristine Mountain Spring, the right to exercise the real property license to enter the Pristine Mountain Spring property for purposes of taking water, and the right of first refusal.

7. Pursuant to paragraph 4 of the Settlement Agreement between Vermont Pure and Pristine dated December 1, 1999, Vermont Pure and Pristine agreed to the terms of this Addendum and Acknowledgment in relation to the Water Supply Contract and Amsource LLC agreed to assign all of its rights and obligations under the Water Supply Contract to Vermont Pure.

                                Agreement Terms

     In Recognitionof the foregoing and the exchange of goods and valuable consideration, receipt of which is hereby acknowledged, Vermont Pure, Pristine and Amsource, intending to be legally bound, make the following agreement:

1. Pristine, Amsource, Lord and Colton hereby acknowledge that the assignment of all rights of Amsource under the Water Supply Contract to Vermont and the assumption of those rights by Vermont Pure, was final, absolute and irrevocable. It is agreed between the parties that Vermont Pure is not obligated to purchase all of its requirements for spring water from Pristine. Pristine, Amsource, Lord and Colton hereby irrevocably and finally waive any objection to or argument against the enforcement by Vermont Pure of the Water Supply Contract according to its terms. Without limiting the generality of the foregoing, Pristine and Amsource hereby formally confirm all of Vermont Pure's rights previously provided under the Water Supply Contract to Amsource including (without limitation) the rights to purchase water on a priority basis; and the right of first refusal to purchase or lease the Pristine Spring as provided in the Water Supply Contract.

2. Pristine, Amsource Barton Lord and Ronald Colton shall take no action to interfere with the rights provided Vermont Pure under the Water Supply Contract or this Addendum.

3. The Water Supply Contract shall remain in full force and effect, except to the extent that it is amended by this Addendum as follows: Vermont Pure shall have an equal priority with Amsource to purchase five million gallons of water per month from the spring in Stockbridge, Vermont. By equal priority, this paragraph means that Amsource and Vermont Pure shall have an equal right, superior to any other party, to purchase in the aggregate the first ten million gallons per month from the spring. Any shortfall in supply shall be borne equally by Vermont Pure and Amsource. provided, further, in the event Vermont Pure determines that it needs more than one million gallons per month for the months of September through May or two million gallons per month for the months of June, July and August in any year then Vermont Pure shall notify Pristine in writing at least seven (7) days prior to purchasing water for the succeeding seven (7) day period as to its requirements ("Requirements") for spring water and if Vermont Pure does not use the full requirements and if Pristine can prove by executed contracts that it could have sold the unused water and lost such sales, Vermont Pure shall be deemed to have bought the unused water and shall pay Pristine for same according to the terms of the Water Supply Contract. However, in the event Vermont Pure does not notify Pristine of its intent to use its full five million gallon equal right as set forth above, any amount not so purchased shall be available on a priority basis for purchase by Amsource. Vermont Pure shall retain all other priority rights provided by the Water Supply Contract. Pristine shall not convey priority rights in the spring to any other party.

4. The equal priority rights provided by amsource under this addendum may only be exercised by amsource, and are non-assignable. provided, however, that in the event that a majority of amsource's membership interests are transferred or conveyed to another party, amsource, llc may continue to exercise the rights provided by this addendum. n except to the extent provided for by this addendum, all other provisions of the water supply contract remain in full force and effect and are fully enforceable by vermont pure and pristine.

5. Barton Lord and Ronald Colton join this agreement inasmuch as they are parties to a settlement agreement involving the remaining parties. Messrs. Colton and Lord are also principals of amsource. Mr. Colton is a principal shareholder of Pristine.



DATED AT _________________________THIS __________ DAY OF ____________, 1999.


WITNESS:                                     VERMONT PURE HOLDINGS, LTD.



_____________________                        BY: ____________________________
                                                    Duly Authorized Agent


STATE OF ______________________)
                                SS
________________________COUNTY )


     On this _________ day of _____________, 1999, personally appeared _________________________, duly authorized agent of Vermont Pure Holdings, Ltd., and acknowledged this instrument, by him sealed and subscribed, to be his free act and deed and the free act and deed of the corporation.

                                                 [graphic omitted]

                                                   Notary Public

     Dated at __________________________ this ___________         day of
________________, 1999.

WITNESS:                                     AMSOURCE, LLC

_______________________                      BY:___________________________
                                                  Duly Authorized Agent

STATE OF ___________________)
                            )SS
___________________ COUNTY  )

     On this ___________ day of  ___________________,  1999, personally appeared
___________________________, duly authorized agent of Pristine Mountain Springs, Inc. and acknowledged this instrument, by him sealed and subscribed, to be his free act and deed and the free act and deed of the corporation.

                                                 [GRAPHIC OMITTED]

                                                     Notary Public

WITNESS:                                     PRISTINE MOUNTAIN SPRINGS, INC.


_______________________                      BY:_______________________________
                                                    Duly Authorized Agent

STATE OF _________________)
                          )SS
___________________ COUNTY)

     On this ____________ day of  _________________,  1999,  personally appeared
__________________________, and acknowledged this instrument, by him sealed and subscribed, to be his free act and deed and the free act and deed of the corporation.
                                                 [GRAPHIC OMITTED]

                                                  Notary Public



Dated at  ___________________,  this  ____________  day of
__________________, 1999.

WITNESS:

_________________________                       _______________________________
                                                     Barton Lord

STATE OF ________________)
                         ) SS
_________________ COUNTY )

     On this ____________ day of  ________________,  1999,  personally  appeared
Barton Lord and acknowledged this instrument, by him sealed and subscribed, to be his free act and deed and the free act and deed of the corporation.


                                                ______________________________
                                                      Notary Public

     Dated at  _____________________,  this  _______________ day of
______________________, 1999.

WITNESS:



__________________________                       _____________________________
                                                     Barton Lord